Ivy Funds

Supplement dated May 2, 2013 to the

Ivy Funds Class R Shares Prospectus

dated December 18, 2012

and as supplemented January 18, 2013

The following replaces the “Portfolio Managers” section on page 26 for Ivy Global Bond Fund:

Portfolio Managers

Daniel J. Vrabac, Senior Vice President of IICO, and Mark G. Beischel, Senior Vice President and Global Director of Fixed Income of IICO, have managed the Fund since April 2008. Effective June 1, 2013, Mr. Vrabac is retiring from IICO and Mr. Beischel will become the sole portfolio manager of the Fund.

The following is added as a new paragraph at the end of the “Portfolio Management – Ivy Global Bond Fund” section on page 98:

Effective June 1, 2013, Mr. Vrabac is retiring from IICO and WRIMCO and Mr. Beischel will become the sole portfolio manager of the Fund.

Supplement	Prospectus	1